UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 7, 2014

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

EnLink Midstream, LLC indirectly owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in EnLink Midstream Partners, LP (the “Partnership”).

On November 7, 2014, the Partnership entered into an Equity Distribution Agreement (the “Agreement”) with BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Raymond James & Associates, Inc. and RBC Capital Markets, LLC (collectively, the “Sales Agents”) to sell up to $350 million in aggregate gross sales of the Partnership’s common units representing limited partner interests (the “Common Units”) from time to time through an “at the market” equity offering program.

Pursuant to the Agreement, the Common Units may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including sales made through the facilities of the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and the Sales Agents. The Agreement provides that any Sales Agent, when it is acting as the Partnership’s agent, will be entitled to compensation of up to 2% of the gross sales price of the Common Units sold through such Sales Agent from time to time. The Partnership may also sell Common Units to any Sales Agent as principal for the Sales Agent’s own account at a price agreed upon at the time of sale. The Partnership has no obligation to sell any of the Common Units under the Agreement and may at any time suspend solicitation and offers under the Agreement.

The offer and sale of the Common Units will be registered under the Securities Act, pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-199618) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on November 7, 2014, including the prospectus contained therein, as supplemented by the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act on November 7, 2014.

In the Agreement, the Partnership agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Sales Agent may be required to make because of any of those liabilities.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Equity Distribution Agreement, dated November 7, 2014, by and among the Partnership and BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Raymond James & Associates, Inc. and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 7, 2014, filed with the Commission on November 7, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: November 7, 2014		By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Equity Distribution Agreement, dated November 7, 2014, by and among the Partnership and BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Raymond James & Associates, Inc. and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 7, 2014, filed with the Commission on November 7, 2014).